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Exhibit 10e


                                        As amended
                                        December 14, 1994



               1987 Stock Incentive Plan

                           of

          J. P. Morgan & Co. Incorporated and
                  Affiliated Companies

                       ARTICLE I

                        PURPOSE

          The purpose of the 1987 Stock Incentive Plan
(the "Plan") is to promote the success of J. P. Morgan &
Co. Incorporated (the "Company") by providing a method whereby eligible employees of the Company and its affiliated companies may be awarded additional remuneration for services rendered and encouraged to invest in the Common Stock of the Company, thereby increasing their proprietary interest in the Company's business, encouraging them to remain in the employ of the Company or its affiliated companies, and increasing their personal interest in the continued success and progress of the Company.

                       ARTICLE II

                      DEFINITIONS

          2.1.  The following terms shall have the
meaning described below when used in the Plan:

          (a)  "Award" shall refer to a Restricted Stock
Award granted under Article VII or a Stock Unit Award granted under Article VIII.

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c)  "Code" shall mean the Internal Revenue
Code of 1986, as it may be amended from time to time.

          (d)  "Committee" shall mean the committee
appointed by the Board of Directors to administer the Plan pursuant to Article III.

          (e)  "Common Stock" shall mean common stock,
par value $2.50, of the Company.

          (f)   "Company" shall mean J. P. Morgan & Co.
Incorporated or any successor to it in ownership of all or substantially all of its assets.

          (g)  "Earlier Plans" shall mean the Company's
Stock Option Plan (1984), Stock Option Plan (1979) and
Stock Option Plan (1974).

          (h)  "Incentive Stock Option" shall mean a
stock option granted under Article VI which is intended to meet the requirements of Section 422A of the Code.

          (i) "Nonqualified Stock Option" shall mean a stock option granted under Article VI which is not intended to be an Incentive Stock Option.

          (j)  "Option" shall mean an Incentive Stock
Option or a Nonqualified Stock Option, including for purposes of Section 6.5 any stock option granted under the Earlier Plans.

          (k)  "Participant" shall mean an eligible
employee who has been granted a Restricted Stock Award.

          (l)  "Participating Company" shall mean the
Company, the Trust Company or any subsidiary or other affiliated entity (whether or not incorporated) designated by the Board of Directors, provided that any such subsidiary or other affiliated entity shall approve its designation as a Participating Company under the Plan.

          (m)  "Restricted Stock Award" shall mean an
award of share credits under Article VII hereof.

          (n)  "Stock Appreciation Right" shall mean a
right granted under Section 6.5.

          (o)  "Stock Unit Award" shall mean an award
granted under Article VIII.

          (p)  "Trust Company" shall mean Morgan Guaranty
Trust Company of New York or any successor to it in ownership of all or substantially all of its assets.

          (q)  "Vesting Date" shall mean the fifth
anniversary of the date a Restricted Stock Award was granted or such other time or times the Committee shall designate in respect of a Restricted Stock Award at the time of grant of such Award. If more than one Vesting
Date is designated for an Award, references in the Plan to Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

                      ARTICLE III

                     ADMINISTRATION

          3.1.  (a)  The Board of Directors of the
Company shall appoint not less than three Directors to the Committee which shall administer the Plan. No individual shall become a member of the Committee if he shall have been eligible to receive an Option or Award under the Plan (or a predecessor of any part of the Plan) at any time during the 12-month period prior to his becoming a member and no member of the Committee shall be eligible to receive an Option or Award under the Plan while a member of the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board of Directors, to grant to eligible persons Options and Stock Appreciation Rights under Article VI of the
Plan, to grant Restricted Stock Awards under Article
VII of the Plan, to grant Stock Unit Awards under Article
VIII of the Plan, to interpret the provisions of the Plan and any agreements relating to Options or Awards granted under the Plan, and to supervise the administration of the Plan.

          (b)  All decisions made by the Committee
pursuant to the provisions of the Plan and related orders or resolutions of the Board of Directors shall be final, conclusive and binding an all persons, including the Company, stockholders, employees and beneficiaries of employees.





                       ARTICLE IV

               SHARES SUBJECT TO THE PLAN

          4.1.  (a)  Subject to adjustment pursuant to
Section 4.1(c), the maximum number of shares of Common
Stock with respect to which Options, Stock Appreciation
Rights and Awards may be granted shall be 8,000,000 shares of Common Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. If an Option, Restricted Stock Award or Stock Unit Award granted under the Plan shall expire or terminate for any reason other than the exercise of a Stock Appreciation
Right, the shares subject to such Option or Award shall be available for other Options and Awards to the same employee or other employees.

          (b)  Subject to adjustment pursuant to Section
4.1(c) of the total shares of Common Stock referred to in
Section 4.1(a), the number of shares of Common Stock with respect to which Awards may be granted shall not exceed
800,000 shares of Common Stock.

          (c)  In the event that the Committee shall
determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common
Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock
Appreciation Rights under the Plan, (2) the number and kind of shares subject to outstanding Options, Awards and Stock Appreciation Rights, and (3) the option price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a Participant or a person who has an outstanding Option, provided, however, that the number of shares subject to any Option or Award shall always be a whole number.





                       ARTICLE V

                      ELIGIBILITY

          5.1. The employees eligible to participate in the Plan and receive Options and Awards under the Plan shall consist of key employees of the Company and other
Participating Companies.

                       ARTICLE VI

                     STOCK OPTIONS

          6.1.  (a)  Subject to the limitations of the
Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those to be granted Options and determine the time when each Option shall be granted and the number of shares subject to each Option and shall select the optionees to receive Stock Appreciation Rights and the Options to which such rights shall relate. Options may be either Incentive Stock Options or Nonqualified Stock
Options and more than one Option and Stock Appreciation
Right may be granted to the same person.  Stock
Appreciation Rights may be granted to holders of any unexpired options granted under the Plan or the Earlier
Plan.

          (b)  In accordance with rules and procedures
established by the Committee, the aggregate fair market value (determined as of the date the Option is granted) of Common Stock for which all Incentive Stock Options granted on and after January 1, 1987 under this Plan and any other plan of the Company (and any subsidiary or any parent corporation within the meaning of Section 425 of the Code) to an employee first become exercisable in any calendar year shall not exceed $100,000.

          6.2.  Options Agreements.  Each Option under
the Plan shall be evidenced by an option agreement which shall be signed by an officer of the Company and the optionee and shall contain such provisions as may be approved by the Committee. Any such option agreement may be supplemented and amended from time to time as approved by the Committee provided that the terms of such option agreement after being amended or supplemented conform to the terms of the Plan. Each Stock Appreciation Right shall be evidenced by the option agreement for the Option to which it relates. In the case of any such right relating to a previously granted option, the option agreement shall be supplemented to evidence such right.

          6.3. Option Price. The price at which shares may be purchased upon exercise of a particular Option shall be not less than 100% of the fair market value of such shares on the date such Option is granted, as determined in accordance with procedures to be established by the Committee.

          6.4. Exercise of Options. (a) Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the period during which each Option may be exercised shall be fixed by the Committee at the time such Option is granted, but such period in no event shall expire later than ten years from the date the Option is granted in the case of Incentive
Stock Options and ten years and two days in the case of Nonqualified Stock Options.

          (b)  Except as permitted by Sections 6.7 and
9.1, each Option may be exercised only after one year of continued employment by the Company or any of its affiliated companies and only during the continuance of the optionee's employment with the Company or any of its affiliated companies. Subject to the foregoing limitations and the terms and conditions of the option agreement and unless canceled prior to exercise, each Option shall be exercisable in whole or in part in installments at such time or times as the Committee may prescribe and specify in the applicable option agreement.

          (c) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment shall be made in cash or, unless prohibited by the Committee, through the delivery of shares of Common
Stock of the Company with a value equal to the total option price or a combination of cash and shares. In addition, the Committee may prescribe additional methods of payment to the extent permitted by applicable law.
Any shares so delivered shall be valued at their fair market value on the exercise date determined as provided in Section 6.3. No optionee or legal representative, legatee or distributee of any optionee shall be deemed to be a holder of any shares subject to any Option prior to the issuance of such shares upon exercise of such Option or any related Stock Appreciation Right.

          6.5.  Stock Appreciation Rights.  (a)  Stock
Appreciation Rights may be granted to such optionees holding Options granted under the Plan or the Earlier
Plans as the Committee may select and upon such terms and conditions as the Committee may prescribe. Each Stock
Appreciation Right shall relate to a specific Option granted and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, expiration or termination of such Option. A Stock
Appreciation Right shall entitle the optionee, subject to the provisions of the Plan and the related option agreement, to receive from the Company an amount not more than the excess of the fair market value on the exercise date of the number of shares for which the Stock
Appreciation Right is exercised over the option price for such shares under the related Option. For this purpose, such fair market value shall be determined as provided in
Section 6.3.

          (b)  A Stock Appreciation Right shall be
exercisable on such dates or during such periods as may be determined by the Committee from time to time, provided that the Committee may, for administrative convenience, determine that, for any Stock Appreciation
Right relating to a Non-qualified Stock Option which right can only be exercised during a limited period of time in order to satisfy rules imposed by the Securities and Exchange Commission, the exercise of any such right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the fair market value of the Common Stock, determined as provided in Section 6.3, is the highest, and provided, further, that no Stock
Appreciation Right shall be exercisable at a time when the related Option could not be exercised nor may it be exercised with respect to a number of shares in excess of the number for which such Option could then be exercised.
Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted.

          (c)  A Stock Appreciation Right may be
exercised only upon surrender of the related Option by the optionee, which shall be terminated to the extent of the number of shares for which the Stock Appreciation
Right is exercised.  Shares covered by such a terminated
Option or portion thereof granted under the Plan shall not be available for other Options or Awards under the Plan.

          (d) The amount payable by the Company upon exercise of a Stock Appreciation Right may be paid in cash, in shares (valued at their fair market value on the exercise date determined as provided in Section 6.3) or in any combination thereof as the Committee shall determine from time to time. No fractional shares shall be issued and the optionee shall receive cash in lieu thereof.

          (e)  The Committee may impose any other
conditions upon the exercise of a Stock Appreciation
Right, which conditions may include a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time such rules and regulations may govern the right to exercise Stock Appreciation
Rights granted prior to the adoption or amendment of such rules and regulations as well as Stock Appreciation
Rights granted thereafter.

          (f)  The Committee may at any time amend or
suspend any Stock Appreciation Right theretofore granted under the Plan, provided that the terms of any Stock
Appreciation Right after any amendment shall conform to the provisions of the Plan. A Stock Appreciation Right shall terminate upon the termination or expiration of the related Option.

          6.6.  Transferability of Options and Stock
Appreciation Rights. (a) Except as provided in subsection (b) below, an Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the person to whom granted, may be exercised only by such person. A Stock Appreciation Right may not be transferred to anyone and may be exercised only by the optionee to whom it was granted.

          (b) Notwithstanding subsection (a) above the Committee may determine at the time of grant or thereafter, that an Option granted under the Plan may be transferred by the optionee to one or more members of the optionee's immediate family, to a partnership of which the only partners are members of the optionee's immediate family, or to a trust established by the optionee for the benefit of one or more members of the optionee's immediate family. For this purpose immediate family means the optionee's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subsection may not further transfer an Option except by will or the laws of descent and distribution. An Option transferred pursuant to this subsection shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 6.7 relating to the exercise of the Option upon the death, retirement or termination of employment of the optionee.

          6.7.  Retirement, Death and Termination of
Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the option period specified in the applicable option agreement and subject to the Committee's right to cancel any Option in accordance with Section 9.6.

          (a)  Upon termination of employment, as a
result of retirement prior to an optionee's attainment of age 55 pursuant to a retirement plan of the Company or any of its subsidiaries, an optionee may, within three years after the date of such termination, purchase any or all of the shares with respect to which such optionee was entitled to exercise such Option immediately prior to such termination;

          (b) Upon termination of employment as a result of retirement of an optionee on or after attainment of age 55 pursuant to a retirement plan of the Company or any of its subsidiaries, and optionee may, at any time prior to the expiration of the option period specified in the applicable option agreement purchase any or all of the shares with respect to which such optionee was entitled to exercise such Option immediately prior to such termination;

          (c) (i) Upon the death of an optionee while employed or while entitled to exercise the option pursuant to clause (b) above, the person or persons to whom such optionee's rights under the Option are transferred by will or the law of descent and distribution may, at any time prior to the expiration of the option period specified in the applicable option agreement, purchase any or all of the shares with respect to which such optionee was entitled to exercise such Option immediately prior to his death; and

          (ii)  Upon the death of an optionee while
entitled to exercise the Option pursuant to clause (a) above, the person or persons to whom such optionee's rights under the Option are transferred by will or the law of descent and distribution may, at any time prior to the expiration of the three year period referred to in clause (a), purchase any or all of the shares with respect to which such optionee was entitled to exercise such Option immediately prior to his death; and

          (d)  Upon termination of employment for any
reason other than death or retirement as aforesaid, an optionee's Options shall be canceled to the extent not theretofore exercised.

          6.8.  Waiver of Limitations.  Notwithstanding
anything to the contrary in the Plan, in such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations applicable to an Option granted to an eligible employee (including, without limitation, any restriction or limitation on the period during which such Option may be exercised following termination of such eligible employee's employment and any restriction or limitation on the exercisability of such Option) who, at the time of such waiver or removal, is not subject to Section 16 of the Exchange Act.






                      ARTICLE VII

                RESTRICTED STOCK AWARDS

          7.1.  Subject to the limitations of the Plan,
the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those Participants to be granted Restricted
Stock Awards and determine the time when each Award shall be granted, the Vesting Date or Vesting Dates for each Award and the number of share credits (each of which shall be equivalent to one share of Common Stock) subject to each Award.

          7.2.  Vesting of Restricted Stock Awards.  (a)
Subject to the rules of Sections 7.2(b), 7.2(c) and 9.1 each Award shall fully vest and be 100% nonforfeitable on the Vesting Date.

          (b) Subject to the rules of Section 9.1, upon termination of a Participant's employment prior to the Vesting Date for any reason except for retirement, as described below, or death, his Awards shall be forfeited and the Participant shall have no right with respect to such Awards. Upon termination of employment prior to the Vesting Date by reason of the Participant's retirement under a retirement plan maintained by the Company or a subsidiary or by reason of death, an Award granted to such Participant shall be vested and nonforfeitable to the extent of 20% (or such other percentage as the Committee shall have determined at the time of grant of such Award) for each complete twelve month period from the date of the granting of such Award to the date of such retirement or death.

          (c)  Notwithstanding the provisions of Sections
7.2(a) and 7.2(b), upon termination of a Participant's employment prior to 100% vesting under the rules of Sections 7.2(a) and 7.2(b), the Committee may, in its sole discretion, determine that Awards granted to such Participant shall be vested to the extent determined by the Committee but in no event less than the vesting computed under the rules of Section 7.2(b).

          7.3.  Payment of Awards.  (a)(i)  Subject to
the provisions of subparagraph (ii) below, as soon as practicable after an Award has become vested in accordance with Section 7.2, such vested Award shall be paid to the Participant or, in the case of the death of the Participant, his designated beneficiary or beneficiaries or, in the absence of a designated beneficiary, to the estate of the Participant.

          (ii)  The Committee may, in its discretion,
provide that payment of vested Awards shall be deferred until such date or dates as the Participant may elect.
Any election of a Participant pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

          (b)(i)  In addition to the payment provided for
in Section 7.3(a), each Participant (or beneficiary) entitled to payment under Section 7.3(a) shall receive the dividend equivalent amount calculated under subparagraph (ii) below.

          (ii)  The dividend equivalent amount is the
number of additional share credits attributable to the number of share credits awarded plus additional share credits calculated hereunder. Such additional share credits shall be determined and credited as of the end of each calendar year by dividing (A) the aggregate cash dividends which would have been paid had share credits awarded or credited under this subparagraph (ii), as the case may be, been actual shares of Common Stock on the record date for each such dividend during such calendar year by (B) the average market prices per shares of Common Stock on the last trading day of each calendar month during the 12 months ending on the November 30 preceding the date such determination is being made. For this purpose, the market price on any day shall be the average of the highest and lowest price of a share of Stock as reported on the composite tape for such day, unless the Committee determines that another procedure for determining market price would be more appropriate.

          (iii)  In such cases as the Committee may deem
advisable, the Committee may, in lieu of the crediting provided for in subparagraph (ii), determine to pay all or part of the dividend equivalent amount in cash as dividends are actually paid on Common Stock or at such other time or times as the Committee may otherwise determine.

          (c)  Payments pursuant to Section 7.3(a) and
7.3(b) shall be made in shares of Common Stock except there may be paid in cash dividend equivalents or that part of the total payment determined by the Company to be necessary to satisfy tax withholding requirements.

          7.4.  Waiver of Restrictions.  In such
circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Restricted Stock Award was made subject at the time of grant.

                      ARTICLE VIII

                   STOCK UNIT AWARDS

          8.1.  In addition to granting Options, Stock
Appreciation Rights and Restricted Stock Awards, the
Committee shall have authority to grant to eligible employees Stock Unit Awards which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 8.2 below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole discretion, all such rules applicable to a particular Stock Unit Award to be reflected in writing and furnished to the employee of the time of grant. The rules need not be identical for each Stock Unit Award.

          8.2.  Rules.  In the sole discretion of the
Committee, a Stock Unit Award shall be granted subject to the following rules:

          (a) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award.

          (b)  Stock Unit Awards may provide for the
payment of cash consideration by the person to whom such Award is granted or provide that the Award, and Common
Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the fair market value of such Common Stock on the date such Award is granted.

          (c) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

          (d) Stock Unit Awards may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts, with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any.

          (e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

                       ARTICLE IX

                   GENERAL PROVISIONS

          9.1.  Change in Control.  (a)(i)  In the case
of a Change in Control (as defined below) of the Company, each Option then outstanding shall (unless the Committee determines otherwise) immediately become exercisable in full;

          (ii)  In the case of a Change in Control (as
defined below) of the Company, each Award shall (unless the Committee determines otherwise) immediately be fully vested and nonforfeitable and shall thereupon be paid as soon as practicable.

          (b)  Any determination by the Committee made
pursuant to this Section 9.1 may be made as to all outstanding Options or Awards or only as to certain
Options or Awards specified by the Committee and all such determinations shall be made in cases covered by subparagraph (i) or (ii) below, prior to or as soon as practicable after the occurrence of such event and in the cases covered by subparagraphs (iii) and (iv) below, prior to the occurrence of such event.

          (c)  A Change in Control shall occur if:

          (i) any "person" or "group of persons" as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) or has the right to acquire such beneficial ownership (whether or not such right is exercisable immediately, with the passage of time, or subject to any condition), of voting securities representing 25% or more of the combined voting power of all outstanding voting securities of the Company;

          (ii)   during any period of two consecutive
years, the individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority of the members thereof, unless (1) there are seven or more directors then still in office who were directors at the beginning of the period and (2) the election, or the nomination for election by the Company's stockholders, of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period;

          (iii)  the stockholders of the Company shall
approve an agreement to merge or consolidate the Company with or into another corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are or are to be owned by the former shareholders of the Company (excluding from former shareholders, a shareholder who is or, as a result of the transaction in question, becomes an "affiliate," as defined in Rule 12b-2 under the Exchange Act, of any party to such consolidation or merger); or

          (iv)  the stockholders of the Company shall
approve the sale of all or substantially all of the Company's business and/or assets to a person or entity which is not a wholly-owned subsidiary of the Company.

          9.2.  Designation of Beneficiary.  Subject to
such rules and regulations as the Committee may prescribe, including the right of the Committee to limit the types of designations which are acceptable for purposes of the Plan, each employee who shall be granted an Option or Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such employee.

          9.3.  No Right of Continued Employment.
Neither the establishment of the Plan, the granting of Options or Awards, nor the payment of any benefits hereunder nor any action of the Company or of the Board of Directors or of the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company or its subsidiaries, each of which expressly reserves the right to discharge any employee whenever the interest of any such company in its sole discretion may so require without liability to such company, the Board of Directors or the Committee except as to any rights which may be expressly conferred upon such employee under the Plan.

          9.4.  No Segregation of Cash or Shares.  The
Company shall not be required to segregate any cash or any shares of Common Stock which may at any time be represented by Options, Awards, share credits or dividend equivalent amounts and the Plan shall constitute an "unfunded" plan of the Company. No employee shall have voting or other rights with respect to shares of Common
Stock prior to the delivery of such shares. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company. In its sole discretion, the Board of Directors may authorize the creation of trusts or other arrangements to meet the obligations of the Company and each other Participating Company under the Plan, provided, however, that existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

          9.5.  Delivery of Shares.  No shares shall be
delivered pursuant to any exercise of an Option or Stock
Appreciation Right or pursuant to the payment of any Award until the requirements of such laws and regulations as may be deemed by the Committee to be applicable thereto are satisfied.

          9.6.  Cancellation of Options, Stock
Appreciation Rights and Awards. (a) Prior to the occurrence of a Change in Control, but not thereafter, the Committee may, in its sole discretion and with or without cause, cancel any Option, Stock Appreciation
Right or Award in whole or in part to the extent it has not theretofore been exercised or, in the case of Awards, become vested. Such cancellation shall be effective as of the date specified by the Committee.

          (b) Notwithstanding subsection (a) above, prior to payment of any Award, the Committee may, in its sole discretion, in cases involving a serious breach of conduct by an employee or former employee, or activity of a former employee in competition with the business of a Participating Company, cancel any Award, whether or not vested, in whole or in part. Such cancellation should be effective as of the date specified by the Committee. The determination of whether an employee or former employee has engaged in a serious breach of conduct or activity in competition with the business of a Participating Company shall be determined by the Committee in good faith and in its sole discretion.

          9.7.  Transfer, Leave of Absence, etc.  For
purposes of the Plan: (a) a transfer of an employee from a Participating Company to an affiliated company, (b) a leave of absence, duly authorized in writing by the Participating Company, for military service or sickness, or for any other purpose approved by the Participating
Company if the period of such leave does not exceed ninety days, and (c) a leave of absence in excess of ninety days, duly authorized in writing by the Participating Company, provided the employee's right to reemployment is guaranteed either by a statute or by contract, shall not be deemed a termination of employment.

          9.8.  New York Law to Govern.  All questions
pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New York.

          9.9.  Payments and Tax Withholding.  The
delivery of any shares of Common Stock and the payment of any amount in respect of a Stock Appreciation Right or Award shall be for the account of the applicable
Participating Company and any such delivery or payment shall not be made until the recipient shall have made satisfactory arrangements for the payment of any applicable withholding taxes.

                       ARTICLE X

               AMENDMENT AND TERMINATION

          10.1.  Amendments, Suspension or
Discontinuance. The Board of Directors may amend, suspend or discontinue the Plan, provided, however, that except as permitted by Section 4.1(c), the Board of Directors may not, without the prior approval of the stockholders of the Company, make any amendment which operates (a) to abolish the Committee, change the qualification of its members or withdraw the administration of the Plan from its supervision, (b) to make any material change in the class of eligible employees as defined in the Plan, (c) to increase the total number of shares Common Stock available for Options or Awards granted under the Plan, or (d) to extend the period during which Options or Awards may be granted under the Plan, and provided, further, that upon the occurrence of a Change in Control no amendment may adversely affect the rights of any person in connection with any Option or Award previously granted.

          10.2.  Termination.  No Option or Award shall
be granted under the Plan after expiration of three years from the date upon which the Plan is approved by vote of the stockholders of the Company.